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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) February 25, 2000
                                                         -----------------

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)
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
     Delaware                          1-14671             04-3444269
---------------------------------      -------             ----------
(State or other Jurisdiction of      (Commission          (IRS Employer
incorporation or organization)       File Number)      Identification No.)

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                      31 Court Street, Westfield, MA 01085
                      ------------------------------------
                    (Address of principal executive offices)

                                 (413) 568-9141
                                ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
         -------------

     On February 25, 2000, Woronoco Bancorp, Inc. (the "Company") issued a press release which announced the completion of its plan to repurchase 5% of its outstanding shares of common stock. The Company also announced that it has been authorized by its Board of Directors to repurchase up to an additional 10% of its 5,698,917 outstanding shares of common stock commencing March 20, 2000.

     A press release announcing the stock repurchase is attached as Exhibit
99.1.

Item 7.  Financial Statements and Other Exhibits.
         ----------------------------------------

     Exhibit 99.1  Press Release dated February 25, 2000.
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         WORONOCO BANCORP, INC.


Dated:  February 28, 2000        By:  /s/ Cornelius D. Mahoney
                                      ---------------------------------------
                                      Cornelius D. Mahoney
                                      Chairman of the Board, President and
                                      Chief Executive Officer
                                      (principal executive officer)

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                                                      EXHIBIT 99.1 PRESS RELEASE

FOR IMMEDIATE RELEASE               For More Information Contact:
                                    Mark Roberts
                                    Vice President Finance
                                    (413) 568-9141


 WORONOCO BANCORP, INC. COMPLETES INITIAL SHARE REPURCHASE, ANNOUNCES PLANS FOR
                             ADDITIONAL REPURCHASE

WESTFIELD, MA--February 25, 2000--Woronoco Bancorp, Inc. (the "Company") (AMEX:WRO), the holding company for Woronoco Savings Bank (the "Bank"), has announced the completion of its plan to repurchase 5% of its outstanding shares of common stock. The Company also announced that it has been authorized by its Board of Directors to repurchase up to an additional 10% of its 5,698,917 outstanding shares of common stock commencing March 20, 2000.

"We are pleased with the completion of our initial share repurchase plan. We continue to believe that the repurchase of the shares will enhance shareholder value," commented Cornelius D. Mahoney, Chairman, President and CEO. "The last trade of the common stock on February 24, 2000 was approximately 69% of its tangible book value of $13.89 per share (as of December 31, 1999)."

The repurchase will be made in open-market transactions, subject to the availability of stock.

Woronoco Bancorp, Inc. is a publicly owned savings and loan holding company and the parent corporation of Woronoco Savings Bank, headquartered at 31 Court Street, Westfield, MA 01085. The Bank provides a wide variety of financial products and services through its 11 branch offices located throughout Hampden and Hampshire Counties in Western Massachusetts. The Bank's deposits are insured by the Federal Deposit Insurance Corporation and the Depositor Insurance Fund. For more information regarding the Bank's products and services, and for Woronoco Bancorp, Inc. investor relations information, please visit our web site at www.woronoco.com.

Statements contained in this news release, which are not historical facts, contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risk and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.